UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 2, 2020

Garrison Capital Inc.
(Exact name of registrant as specified in its charter)

Delaware	814-00878	90-0900145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1270 Avenue of the Americas, Suite 804

New York, New York 10020

(Address of principal executive offices)

(Registrant’s telephone number, including area code): (212) 372-9508

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GARS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 24, 2020, Garrison Capital Inc. (“GARS”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Portman Ridge Finance Corporation, a Delaware corporation (“PTMN”), Citadel Acquisition Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of PTMN (“Acquisition Sub”), and Sierra Crest Investment Management LLC, a Delaware limited liability company and the external investment adviser to PTMN (“Sierra Crest”).  The Merger Agreement provides that (i) Acquisition Sub will merge with and into GARS (the “Merger”), with GARS continuing as the surviving corporation and as a wholly owned subsidiary of PTMN, and (ii) immediately after the effectiveness of the Merger, GARS will merge with and into PTMN (the “Second Merger” and, together with the Merger, the “Mergers”), with PTMN continuing as the surviving corporation.

On September 22, 2020, putative stockholder Kenneth Bachmeier filed a complaint on behalf of himself and all others similarly situated in the Delaware Court of Chancery, captioned Bachmeier v. Tansey, et al., No. 2020-0812-SG (Del. Ch.).  On September 23, 2020, (i) putative stockholder Ricardo Rodriguez filed a complaint in the United States District Court for the Eastern District of New York, captioned Rodriguez v. Garrison Capital Inc., et al., No. 1:20-cv-04512 (E.D.N.Y.) and (ii) putative stockholder Steve Schnipper Individual 401(k) filed a complaint in the United States District Court for the Southern District of New York, captioned Steve Schnipper Individual 401(k) Cust v. Garrison Capital Inc., et al., No. 1:20-cv-07838 (S.D.N.Y.).  On September 24, 2020, putative stockholder Edward Smith filed a complaint on behalf of himself and all others similarly situated in the United States District Court for the District of Delaware, captioned Smith v. Garrison Capital, Inc., et al., No. 1:20-cv-01290 (D. Del.).  On September 25, 2020, putative stockholder Jerome Williams filed a complaint in the United States District Court for the Southern District of New York, captioned Williams v. Garrison Capital, Inc., et al., No. 1:20-cv-07955 (S.D.N.Y.). On September 29, 2020, putative stockholder Stephen Bushansky filed a complaint in, the United States District Court for the Southern District of New York, captioned Bushansky v. Garrison Capital Inc., et al., No. 1:20-cv-08055 (S.D.N.Y.). These lawsuits are collectively referred to as the “Merger Litigation”.

The Merger Litigation alleges breach of fiduciary duty claims against the Board of Directors of GARS (the “GARS Board”), and/or violations of sections 14(a) and 20(a) of the Securities Exchange Act of 1934 against GARS, the GARS Board and, with respect to one lawsuit, PTMN and the Acquisition Sub, in connection with the solicitation of stockholder approval of the Mergers contemplated by the Merger Agreement. The Merger Litigation alleges, among other things, that GARS’ definitive proxy statement filed on September 1, 2020 (the “Proxy Statement”) omitted certain information that the plaintiffs claim is material. The Merger Litigation requests that the applicable courts enjoin the transactions contemplated by the Merger Agreement unless the GARS Board causes GARS to make additional disclosures.  Each of the plaintiffs requests attorneys’ fees and damages in an unspecified amount.

The defendants believe that GARS has previously disclosed all information required to be disclosed to ensure that its stockholders can make an informed vote at the Special Meeting (as defined below) and that the additional disclosures requested by the plaintiffs are immaterial. Accordingly, defendants believe these claims are without merit and intend to vigorously defend against them. However, in an attempt to reduce the costs, risks and uncertainties inherent in litigation and to maximize GARS’ net asset value at the time of the Mergers, GARS has determined to voluntarily supplement the Proxy Statement as described in this Current Report on Form 8-K (the “Report”). Nothing in this Report shall be deemed an admission of the legal necessity or materiality of any of these disclosures under applicable law. Rather, GARS and the GARS Board specifically deny all allegations in the Merger Litigation that any additional disclosure was or is required.

ON THE RECOMMENDATION OF A SPECIAL COMMITTEE OF THE GARS BOARD, THE GARS BOARD UNANIMOUSLY RECOMMENDS THAT GARS STOCKHOLDERS VOTE “FOR” THE MERGER PROPOSAL AND, IF NECESSARY OR APPROPRIATE, “FOR” THE GARS ADJOURNMENT PROPOSAL (EACH, AS DEFINED IN THE PROXY STATEMENT).

These supplemental disclosures will not affect the merger consideration to be paid by PTMN and Sierra Crest to GARS stockholders in connection with the Mergers or the timing of the special meeting of GARS stockholders scheduled for Monday, October 19, 2020 at 10:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/GARS2020SM (the “Special Meeting”).

Supplemental Disclosures

The following disclosures supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read carefully and in its entirety before authorizing a proxy to vote. All page references are to pages in the Proxy Statement, and terms used below have the meanings set forth in the Proxy Statement.

The following disclosure appears at the end of the second paragraph on page 47:

In connection with the formation of the GARS Special Committee, the engagement letter with KBW was amended and restated such that, from and after April 20, 2020, KBW would act as financial advisor to the GARS Special Committee, rather than to the GARS Board.

The following disclosure appears in a new section under the heading “Certain Prospective Financial Information Provided by GARS and PTMN” on page 61 immediately before the section entitled “Opinion of the Financial Advisor to the GARS Special Committee”:

Certain Prospective Financial Information Provided by GARS and PTMN

GARS provided KBW with the following forecasts and projections of GARS, which were used by KBW in performing a dividend discount analysis of GARS in connection with KBW’s opinion, as more fully described below in the section entitled “—Opinion of the Financial Advisor to the GARS Special Committee”:

•	Estimated future distributions of GARS of $0.15 per share per quarter through December 31, 2023.
•	Estimated net assets of GARS of $106.2 million as of December 31, 2020 and $107.0 million as of December 31, 2021 with a 0% growth rate annually thereafter.
•

Estimated net investment income of GARS of $2.6 million for the quarter ending December 31, 2020 and $10.5 million for the fiscal year ending December 31, 2021 with a 0% growth rate annually thereafter.

PTMN provided to and/or discussed with KBW with the following forecasts and projections of PTMN, which were used by KBW in performing a dividend discount analysis of PTMN in connection with KBW’s opinion, as more fully described below in the section entitled “—Opinion of the Financial Advisor to the GARS Special Committee”:

•	Estimated future distributions of PTMN of 100.0% of net investment income.
•	Analyst consensus, or street, estimates of net assets of PTMN of $114.9 million as of December 31, 2020 and $114.6 million as of December 31, 2021 with a 0% growth rate annually thereafter.
•

Analyst consensus estimates of net investment income of PTMN of $1.9 million for the quarter ending December 31, 2020 and $8.0 million for the fiscal year ending December 31, 2021 with a 0% growth rate annually thereafter.

The prospective financial information set forth above was prepared for internal use and not with a view to public disclosure (except to the extent comprised of street estimates) and is being included in this supplemental disclosure only because the prospective financial information was provided to KBW and relied upon by KBW in performing its financial analysis reviewed with the GARS Special Committee. The prospective financial information was not prepared with a view to compliance with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The prospective financial information does not purport to present operations in accordance with U.S. generally accepted accounting principles, and PTMN’s and GARS’s registered public accounting firms have not examined, compiled or otherwise applied procedures to the prospective financial information and accordingly assume no responsibility for such information. The prospective financial information provided by PTMN and GARS, as applicable, was based solely on the information available to their respective management at that time. The inclusion of the prospective financial information in this supplemental disclosure should not be regarded as an indication that the prospective financial information will be necessarily predictive of actual future results, and the forecasts should not be relied upon as such. Neither PTMN or GARS nor any other person makes any representation to any security holders regarding the ultimate performance of PTMN or GARS, as applicable, compared to the prospective financial information set forth above. Although presented with numerical specificity, the prospective financial information is not fact and reflects numerous assumptions and estimates as to future events made by management of PTMN or GARS, as applicable, that were believed to be reasonable at the time the prospective financial information was prepared and other factors such as industry performance and general business, economic, regulatory, market and financial conditions, as well as factors specific to the businesses of PTMN and GARS, all of which are difficult to predict and many of which are beyond the control of PTMN and GARS. Other persons attempting to project the future results of PTMN and GARS will make their own assumptions that could result in projections materially different than those above. In addition, the prospective financial information does not take into account any circumstances or events occurring after the date that they were prepared and, accordingly, does not give effect to the Mergers or any changes to the operations or strategy of PTMN that may be implemented after the consummation of the Mergers. Further, the prospective financial information does not take into account the effect of any failure to occur of the Mergers. Accordingly, there can be no assurance that the prospective financial information will be realized, and actual results could vary significantly from those reflected in the prospective financial information. Neither PTMN nor GARS intends to update or otherwise revise the prospective financial information to reflect circumstances existing after the date when made or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the prospective financial information are shown to be in error. The above projections and prospective financial information are forward-looking statements. These statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. The summary of the projections and prospective financial information included above is not being included to influence your decision whether to vote for the Merger Proposal but because the projections and prospective financial information were provided to the GARS Special Committee.

The first paragraph and the subsequent table on page 67 are hereby supplemented as follows:

The minimum, 25th percentile, median, average, 75th percentile and maximum multiples for the selected companies excluded the LTM NII multiple for Medley Capital Corporation, the calendar year 2020 EPS multiples for BlackRock Capital Investment Corporation, Monroe Capital Corporation, Oxford Square Capital Corp., MVC Capital, Inc., THL Credit, Inc., OFS Capital Corporation, Investcorp Credit Management BDC, Inc., Medley Capital Corporation, Capitala Finance Corp., Great Elm Capital Corporation and Harvest Capital Credit Corporation, and the calendar year 2021 EPS multiples for Saratoga Investment Corp., Oxford Square Capital Corp. and Medley Capital Corporation, which multiples were considered to be not meaningful.

The fourth paragraph and the subsequent table on page 68 are hereby supplemented as follows:

The minimum, 25th percentile, median, average, 75th percentile and maximum multiples for the selected transaction excluded the price-to-LTM NII per share multiples of Portman Ridge Finance Corp / OHA Investment Corp, East Asset Management, LLC / Rand Capital Corporation and PennantPark Floating Rate Capital Ltd. / MCG Capital Corporation transactions, which multiples were considered to be not meaningful.

The following disclosure appears as the fourth sentence in the third paragraph on page 69:

The range of discount rates assumed in this analysis was selected taking into account a capital asset pricing model implied cost of capital calculation.

The following disclosure appears as the fourth sentence in the first paragraph on page 70:

The range of discount rates assumed in this analysis was selected taking into account a capital asset pricing model implied cost of capital calculation.

The following disclosure appears at the end of the third paragraph on page 70:

The range of discount rates assumed in this analysis was selected taking into account a capital asset pricing model implied cost of capital calculation.

The following disclosure appears as the sixth sentence in the final paragraph on page 71:

In connection with its roles as (i) financing advisor in KCAP’s March 2018 credit facility, (ii) financial advisor to KCAP in connection with its December 2018 sale of certain of its asset management subsidiaries and (iii) financial advisor to PTMN in connection with its April 2019 externalization of advisor transaction, KBW received aggregate fees of approximately $1.5 million from KCAP and PTMN (which included, among other items, fees with respect to the March 2018 credit facility equal to 1.00% of the aggregate principal amount of such facility).

The following disclosure appears at the end of the fourth paragraph under the heading “Management of GARS” on page 162:

Mr. Chase’s resignation was not the result of any disagreement with GARS and was unrelated to the Mergers; rather, he resigned in connection with the acceptance of a position at Madison Realty Capital.

Forward-Looking Statements

This document may contain forward-looking statements that involve substantial risks and uncertainties, including statements regarding the completion of the transaction between GARS and PTMN. The use of words such as “anticipates,” “believes,” “intends,” “plans,” “expects,” “projects,” “estimates,” “will,” “should,” “may” and similar expressions to identify forward-looking statements. These forward-looking statements are subject to various risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the transaction closing, (ii) the expected synergies and savings associated with the transaction, (iii) the expected elimination of certain expenses and costs due to the transaction, (iv) the percentage of GARS stockholders voting in favor of the transaction, (v) the percentage of PTMN stockholders voting in favor of the share issuance pursuant to the terms of the transaction, (vi) the possibility that competing offers or acquisition proposals for GARS will be made; (vii) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived; (viii) risks related to diverting management’s attention from GARS’ ongoing business operations, (ix) the risk that stockholder litigation in connection with the transactions contemplated by the merger agreement may result in significant costs of defense and liability, (x) the future operating results of our portfolio companies or the combined company, (xi) regulatory factors, (xii) changes in regional or national economic conditions, including the impact of the COVID-19 pandemic, and their impact on the industries in which we invest, and (xiii) other changes in the conditions of the industries in which we invest and other factors enumerated in our filings with the SEC. You should not place undue reliance on such forward-looking statements, which speak only as of the date of this document. PTMN and GARS undertake no obligation to update any forward-looking statements made herein, unless required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this document. You should read this communication and the documents referenced in this communication completely and with the understanding that actual future results may be materially different from expectations. PTMN and GARS qualify all forward-looking statements by these cautionary statements.

Additional Information and Where to Find It

This communication relates to a proposed business combination involving PTMN and GARS, along with related proposals for which stockholder approval will be sought (collectively, the “Proposals”). In connection with the Proposals, each of PTMN and GARS has filed relevant materials with the SEC, including a registration statement on Form N-14 (the “Registration Statement”), which includes a joint proxy statement of PTMN and GARS (the “Joint Proxy Statement”) and a prospectus of PTMN. The Joint Proxy Statement was mailed to stockholders of record of GARS on or about September 4, 2020 and made available to stockholders of record of PTMN on or about September 2, 2020. The Joint Proxy Statement and the Registration Statement contain important information about GARS, PTMN, the proposed transaction and related matters. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933. STOCKHOLDERS OF GARS AND PTMN ARE URGED TO READ THE JOINT PROXY STATEMENT AND REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT GARS, PTMN, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders can obtain the documents filed with the SEC free of charge at the SEC’s web site, http://www.sec.gov or, for documents filed by GARS, from GARS’ website at http://www.garrisoncapitalbdc.com and for document files by PTMN, from PTMN’s website at www.portmanridge.com.

Participants in the Solicitation

GARS, its directors, certain of its executive officers and certain employees and officers of Garrison Capital Advisers LLC and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Proposals. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the GBDC and GCIC stockholders in connection with the Proposals are contained in the Proxy Statement. This document may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this Report is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in PTMN, GARS or in any fund or other investment vehicle.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 2, 2020

By:	/s/ Daniel Hahn
Name:	Daniel Hahn
Title:	Chief Financial Officer and Secretary